UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑                             Filed by a Party other than the Registrant ☐

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☑	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material under Rule 14a-12

KNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 4, 2008

To our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Knology, Inc., which will be held at 1235 O.G. Skinner Drive, West Point, Georgia 31833, on May 7, 2008, at 2:00 p.m. EDT.

The principal business of the meeting will be to:

•	elect three Class III directors to serve until Knology’s 2011 annual meeting of stockholders;

•	approve the 2008 Incentive Plan;

•	ratify the appointment of BDO Seidman, LLP as Knology’s independent registered accounting firm for the fiscal year ending December 31, 2007; and

•	transact such other business as may properly come before the meeting.

The proxy statement provides detailed information about us and the proposals to be voted upon by our stockholders. Please give this information your careful attention.

Your vote is very important, regardless of the number of shares you own. To vote your shares, you may attend the meeting and vote in person, or you may submit your proxy by telephone, by Internet or by completing, signing, dating and returning the enclosed proxy card in the envelope provided.

Sincerely,

Rodger L. Johnson

Chief Executive Officer

NOTICE OF THE 2008

ANNUAL MEETING OF STOCKHOLDERS

The 2008 Annual Meeting of Stockholders of Knology, Inc. will be held at 1235 O.G. Skinner Drive, West Point, Georgia 31833, on May 7, 2008, at 2:00 p.m. EDT for the following purposes:

(1)	to elect three Class III directors to serve until Knology’s 2011 annual meeting of stockholders;

(2)	to approve the 2008 Incentive Plan;

(3)	to ratify the appointment of BDO Seidman, LLP as Knology’s independent registered accounting firm for the fiscal year ending December 31, 2008; and

(4)	to transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 12, 2008 are entitled to notice of and to vote at the annual meeting.

Whether or not you plan to attend the meeting, we urge you to vote your shares by telephone, by Internet or by completing, signing, dating and returning the enclosed proxy card in the envelope provided.

By Order of the Board of Directors

Chad S. Wachter

Secretary

April 4, 2008

PROXY STATEMENT

ANNUAL MEETING—MAY 7, 2008

This proxy statement is being furnished to the stockholders of Knology, Inc. in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders on May 7, 2008, and at any reconvened meeting following any adjournment thereof. This proxy statement and the accompanying proxy card are first being mailed on or about April 4, 2008 to stockholders of record at the close of business on March 12, 2008.

Our principal executive offices are located at 1241 O.G. Skinner Drive, West Point, Georgia 31833, and our telephone number at that address is (706) 645-3000. Our website is located at www.knology.com (the contents of the website are not part of this proxy statement).

As used in this proxy statement, the terms “Knology,” “Company,” “we”, “our” and “us” refer to Knology, Inc. and its subsidiaries.

INFORMATION ABOUT THE ANNUAL MEETING

Information About this Proxy Statement

We have sent you these proxy materials because our board of directors is soliciting your proxy to vote your shares at the annual meeting. This proxy statement contains information that we are required to provide to you under the rules of the Securities and Exchange Commission and is designed to assist you in voting your shares. If you own shares of our common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting our transfer agent, American Stock Transfer & Trust Company – Operations Center, at 6201 15th Avenue, Brooklyn, NY 11219 or by phone at (800) 937-5449.

Householding of Annual Meeting Materials

The Securities and Exchange Commission rules permit us, with your permission, to send a single set of proxy statements and annual reports to any household at which two or more stockholders reside if we believe that they are members of the same family. Each stockholder will continue to receive a separate proxy card. This procedure, known as householding, reduces the volume of duplicate information you receive and helps to reduce our expenses. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the affected stockholders prior to the mailing date. We will deliver a separate copy of the proxy statement or annual report, as requested, to any stockholder at a shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, you can request a separate copy of the proxy statement or annual report by calling us toll-free at (877) 202-1213 or by writing to us at any time at the following address: 1241 O.G. Skinner Drive, West Point, Georgia 31833.

A majority of brokerage firms have instituted householding. If your family has multiple holdings in Knology, you may have received householding notification directly from your broker. Please contact your broker directly if you have any questions, if you require additional copies of the proxy statement or annual report, if you are currently receiving multiple copies of the proxy statement and annual report and wish to receive only a single copy or if you wish to revoke your decision to household and thereby receive multiple statements and reports. These options are available to you at any time.

Information About Voting

Our annual meeting will be held at 1235 O.G. Skinner Drive, West Point, Georgia 31833, on May 7, 2008, at 2:00 p.m. EDT. Stockholders can vote in person at the annual meeting or by proxy. To vote by proxy, please sign, date and mail the enclosed proxy card using the envelope provided or vote by telephone or by the Internet following the instructions on the proxy card. Votes submitted by telephone or by the Internet must be received by 11:59 p.m. on May 6, 2008.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to attend the annual meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker’s proxy card and bring it to the annual meeting in order to vote.

If you vote by proxy, the individuals named on the card (your proxy holders) will vote your shares in the manner you indicate. If you sign and return the card without indicating your instructions, your shares will be voted FOR the election of the Class III directors, the approval of the 2008 Incentive Plan and the appointment of the independent registered public accountants.

Revocation of Proxies

You may revoke or change your proxy at any time before it is exercised by sending a written revocation to our Secretary, Chad S. Wachter, at 1241 O.G. Skinner Drive, West Point, Georgia 31833, by providing a proxy dated later than the date of your previous proxy or by voting in person at the meeting. Your latest vote, whether by proxy or in person, will be the one that is counted.

Shares Outstanding

As of March 12, 2008, the record date for the annual meeting, there were 35,468,967 shares of common stock outstanding. The holders of common stock will have one vote for each share of common stock held as of the record date.

Quorum Requirement

A quorum is necessary to hold a valid meeting. Under Delaware law and our bylaws, the holders of a majority of the shares entitled to vote at the annual meeting, who are present in person or represented by proxy, constitute a quorum, even if some holders abstain from voting on some or all matters introduced at the meeting. Like abstentions, broker non-votes will be counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

Votes Necessary for Action to be Taken

The Class III nominees for election to the board of directors will be elected at the annual meeting by a plurality of the votes of the shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. We do not permit cumulative voting in the election of directors. Abstentions and broker non-votes will have no effect on the vote on the election of directors.

Approval of the 2008 Incentive Plan requires the affirmative vote of a majority of the votes of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon. Abstentions will have the effect of a vote against approval of the 2008 Incentive Plan. Broker non-votes will not be counted in determining the number of votes present and entitled to vote on this proposal, and therefore will not have an effect on the approval of the 2008 Incentive Plan.

Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon. Abstentions will have the effect of a vote against the ratification of the appointment of the independent registered public accounting firm. Broker non-votes will not be counted in determining the number of votes present and entitled to vote on this proposal, and therefore will not have an effect on the ratification of the appointment of the independent registered public accounting firm.

Other Matters

The board of directors does not know of any other matter that will be presented at the annual meeting other than the election of directors, the approval of the 2008 Incentive Plan and the ratification of the appointment of the independent registered public accountants. Under our bylaws, generally no business besides the proposals discussed in this proxy statement may be transacted at the meeting. However, if any other matter properly comes before the annual meeting, your proxy holders will act on such matter in their discretion.

Solicitation of Proxies

Some of our directors and officers, who will receive no additional compensation, may solicit proxies in person, and by telephone, telegraph, telecopy, facsimile, or mail, from brokerage houses and other institutions, nominees, fiduciaries, and custodians, who will be required to forward the proxy materials to beneficial owners of our common stock. We will, upon request, reimburse such intermediaries for their reasonable expenses in forwarding proxy materials, but will not pay fees, commissions or other compensation.

PROPOSAL 1

ELECTION OF DIRECTORS

Our certificate of incorporation provides for a classified board of directors. The board of directors is divided into three classes. Each class has as equal a number of directors as possible. The directors in each class serve a three-year term.

You are being asked to elect three directors to serve in Class III for a term to expire at our annual meeting of stockholders to be held in 2011. Our nominating committee has nominated the following persons for reelection:

•	Mr. Rodger L. Johnson

•	Mr. Campbell B. Lanier, III

•	Mr. Eugene I. Davis

The board of directors has determined that Mr. Lanier and Mr. Davis are independent as defined in the rules of the Nasdaq Global Market. For biographical information on the nominees, please see “Information About Our Executive Officers, Directors and Nominees.”

The board of directors has no reason to believe that any of the nominees for director will not be available for election. However, if a nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the board of directors, or the board of directors may reduce the number of directors to be elected at the annual meeting. The nominees have agreed to be named in this proxy statement and to serve if elected.

The board of directors recommends that you vote FOR the Class III nominees.

PROPOSAL 2

APPROVAL OF THE KNOLOGY, INC. 2008 INCENTIVE PLAN

On March 28, 2008, our board of directors adopted, subject to stockholder approval at the annual meeting, the Knology, Inc. 2008 Incentive Plan (the “2008 Plan”). The 2008 Plan will become effective as of the date it is approved by the stockholders.

We currently maintain the Knology, Inc. 2006 Incentive Plan (the “2006 Plan”), under which stock options and other awards with respect to an aggregate of approximately 1,165,603 shares of our common stock were outstanding as of December 31, 2007. As of December 31, 2007, there were approximately 825,908 shares of our common stock reserved and available for future awards under the 2006 Plan.

A summary of the 2008 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2008 Plan, which is attached to this proxy statement as Appendix A.

Summary of the 2008 Plan

Purpose. The primary purpose of the 2008 Plan is to promote our success by linking the personal interests of our employees, officers and directors to those of our stockholders. The objectives of the 2008 Plan also include: (1) attracting, retaining and motivating qualified management, (2) recognizing individual initiative and achievement, (3) rewarding management for short and long term accomplishments and (4) aligning management compensation with the achievement of our goals and performance.

Administration. The 2008 Plan will be administered by the compensation and stock option committee of the board of directors. The compensation and stock option committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2008 Plan; and make all other decisions and determinations that may be required under the 2008 Plan. The full board of directors may at any time administer the 2008 Plan. If it does so, it will have all the powers of the compensation and stock option committee under the 2008 Plan.

Eligibility. The 2008 Plan permits the grant of incentive awards to employees, officers, consultants or directors of the Company and its affiliates as selected by the compensation and stock option committee.

Permissible Awards. The 2008 Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of our common stock, which may be nonstatutory stock options or incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”);

•

stock appreciation rights, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award certificate) between the fair market value per share of our common stock on the date of exercise over the grant price;

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the compensation and stock option committee;

•

restricted or deferred stock units, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award certificate) in the future, based upon the attainment of stated vesting or performance criteria in the case of restricted stock units;

•

performance awards, which are payable in cash or stock (as specified in the award certificate) upon the attainment of specified performance goals (any award that may be granted under the plan may be granted in the form of a performance award);

•

dividend equivalents, which entitle the participant to payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying such full-value award; and

•	other stock-based awards in the discretion of the compensation and stock option committee, including unrestricted stock grants.

•	cash-based awards, including performance-based annual bonus awards.

Shares Available for Awards. Subject to adjustment as provided in the 2008 Plan, the aggregate number of shares of our common stock reserved and available for issuance pursuant to awards granted under the 2008 Plan is 3,750,000. The maximum number of shares that may be issued upon exercise of incentive stock options granted under the 2008 Plan is 3,750,000 and the maximum number of Full Value Awards that can be granted under the 2008 Plan is 1,500,000.

Limitations on Individual Awards. The maximum number of shares of common stock subject to stock-based awards that may be granted under the 2008 Plan in any twelve-month period to any one person is as follows:

Options	300,000
Stock appreciation rights	300,000
Restricted Stock	300,000
Restricted stock units and deferred stock units	300,000
Other stock-based awards	300,000

The aggregate dollar value of any cash-based award that may be paid to any one participant during any one fiscal year under the 2008 Plan is $3,000,000.

Limitation on Average Annual “Burn Rate.” In order to address potential stockholder concerns regarding the number of awards we intend to grant in a given year, our board of directors commits to our stockholders that the average annual number of shares of our common stock with respect to awards granted under the 2008 Plan and the 2006 Plan during the three-year period beginning January 1, 2008 and ending December 31, 2010, will not exceed the greater of two percent of the average number of shares of our common stock that were outstanding at the end of each fiscal year during the three-year period or the mean of its Global Industry Classification Standards Peer Group plus one standard deviation.

Minimum Vesting Requirements. Except for (i) awards granted as substitute awards in connection with a merger or consolidation, (ii) awards granted as an inducement to join the Company to replace forfeited awards from a former employer, and (iii) awards that are granted solely in exchange for foregone cash compensation, all full-value awards granted under the 2008 Plan to an employee or officer will be subject to a minimum vesting period of three years, or one year if the vesting is based on performance criteria other than continued service.

Performance Goals. All options and stock appreciation rights granted under the 2008 Plan will be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The compensation and stock option committee may designate any other award granted under the 2008 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the compensation and stock option committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the company or an affiliate:

•	Earnings per share;

•	EBITDA (earnings before interest, taxes, depreciation and amortization);

•	EBIT (earnings before interest and taxes);

•	Economic profit;

•	Cash flow;

•	Sales growth;

•	Net profit before tax;

•	Gross profit;

•	Operating income or profit;

•	Return on equity;

•	Return on assets;

•	Return on capital;

•	Changes in working capital;

•	Stockholder return;

•	Number of customer connections;

•	Average revenue per unit;

•	Operating expense per connection; and

•	Capital expenditure per net additional connection.

The compensation and stock option committee must establish such goals at the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal. The compensation and stock option committee may provide, at the time the performance goals are established, that any evaluation of performance will include or exclude any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order; provided, however, that the compensation and stock option committee may permit other transfers (other than transfers for value) where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the compensation and stock option committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Treatment of Awards upon a Participant’s Termination of Service by Death or Disability. Unless otherwise provided in an award certificate, if a participant’s service terminates by reason of death or disability:

•

all of such participant’s outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully vested and remain exercisable for a period of one year or until the earlier expiration of the original term of the option or stock appreciation right;

•	all time-based vesting restrictions on his or her outstanding awards will lapse; and

•

the payout opportunities attainable under all of that participant’s outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the date of termination occurs) and the awards will payout on a pro-rata basis, based on the time elapsed prior to the date of termination.

Treatment of Awards upon a Change in Control. Unless otherwise provided in an award certificate or any special plan document governing an award:

(A) upon the occurrence of a change in control of the Company (as defined in the 2008 Plan) in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the compensation and stock option committee or the board of directors:

•	all outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become exercisable;

•	all time-based vesting restrictions on outstanding awards will lapse; and

•

the payout opportunities attainable under all outstanding performance-based awards will vest based on target and the awards will payout on a pro rata basis, based on the time elapsed prior to the change in control, and

(B) with respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a participant’s employment is terminated without cause or the participant resigns for good reason (as such terms are defined in the 2008 Plan), then:

•	all outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully exercisable;

•	all time-based vesting restrictions on outstanding awards will lapse; and

•

the payout opportunities attainable under all of that participant’s outstanding performance-based awards will vest based on target and the awards will payout on a pro rata basis, based on the time elapsed prior to the date of termination.

Acceleration upon Certain Other Events. Subject to limitations applicable to certain qualified performance-based awards, the compensation and stock option committee may, in its discretion, accelerate awards in connection with a participant’s termination of service or upon a change in control of the Company. The compensation and stock option committee may discriminate among participants or among awards in exercising such discretion.

Adjustments. If we are involved in a corporate transaction between us and our stockholders that causes the value of a share of our common stock to change, such as a stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend, the share authorization and annual grant limits under the 2008 Plan will be adjusted proportionately, and the compensation and stock option committee will make such adjustments to the 2008 Plan and outstanding awards as it deems necessary to preserve the benefits or potential benefits of the awards. In the event of a stock-split, a declaration of a dividend payable in shares of common stock, or a combination or consolidation of our common stock to a lesser number of shares, the share authorization and annual grant limits under the 2008 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award.

Termination and Amendment. Our board of directors or the compensation and stock option committee may, at any time and from time to time, terminate or amend the 2008 Plan, but if an amendment would constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the board of directors or the compensation and stock option committee may condition any amendment on the approval the stockholders for any other reason. No termination or amendment of the 2008 Plan may, without the written consent of the participant, reduce or diminish the value of an award determined as if the award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

The compensation and stock option committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the stockholders, the exercise price of an outstanding option or stock appreciation right may not be reduced, directly or indirectly, and the original term of an option or stock appreciation right may not be extended.

Prohibition on Repricing. As indicated above under “Termination and Amendment,” outstanding stock options or stock appreciation rights cannot be repriced, directly or indirectly, without the prior consent of our stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of our stockholders.

Certain Federal Tax Effects

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the 2008 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to us upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2008 Plan will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and we will be allowed as a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted or Deferred Stock Units. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock or other property as of that date (less any amount he or she paid for the stock or property), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive cash, stock or other property in settlement of a performance award, the cash amount or the fair market value of the stock or other property will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. The 2008 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Code Section 409A, and if the requirements of Code Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2008 Plan and do not have a deferral feature, are generally exempt from the application of Code Section 409A. Stock units and performance units generally are subject to Code Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards will be specially designed or may be amended, or the 2008 Plan may be amended, to meet the requirements of Code Section 409A in order to avoid early taxation and penalties.

Tax Withholding. The Company or any affiliate has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2008 Plan.

Benefits to Named Executive Officers and Others

As of April 4, 2008, no awards had been granted under the 2008 Plan. Awards will be made at the discretion of the compensation and stock option committee or pursuant to delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the 2008 Plan in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE 2008 PLAN.

INFORMATION ABOUT OUR OFFICERS,

DIRECTORS AND NOMINEES

The following table sets forth information regarding our named executive officers, directors and nominees for director. Our board of directors is divided among three classes, with members generally serving three-year terms expiring in the years indicated.

Name	Age	Position	Current Term Expires
Rodger L. Johnson	60	President, Chief Executive Officer and Director	2008
M. Todd Holt	40	Chief Financial Officer, Vice President of Finance and Administration, Treasurer and Corporate Controller
Allan H. Goodson	50	Vice President and Regional General Manager
Bret T. McCants	48	Senior Vice President of Operations
Chad S. Wachter	41	Vice President, General Counsel and Secretary
Campbell B. Lanier, III	57	Chairman of the Board	2008
Alan A. Burgess(1)	72	Director	2009
Donald W. Burton(2)	65	Director	2010
Eugene I. Davis(1)(3)	54	Director	2008
O. Gene Gabbard(1)(2)	67	Director	2009
William H. Scott, III(2)(3)	60	Director	2010

(1)	Member of the audit committee.
(2)	Member of the compensation and stock option committee.
(3)	Member of the nominating committee.

Provided below are biographies of each of the executive officers, directors, and nominees for director listed in the table above.

Rodger L. Johnson has served as President and as a director since April 1999, and as our Chief Executive Officer since June 1999. Prior to joining us, Mr. Johnson had served as President and Chief Executive Officer, as well as a director, of Communications Central, Inc., a publicly traded provider of pay telephone services, since November 1995. Prior to joining Communications Central, Mr. Johnson served as the President and Chief Executive Officer of JKC Holdings, Inc., a consulting company providing advice to the information processing industry. In that capacity, Mr. Johnson also served as the Chief Operating Officer of CareCentric, Inc., a publicly traded medical software manufacturer. Before founding JKC Holdings, Inc., Mr. Johnson served for approximately eight years as the President and Chief Operating Officer and as the President and Chief Executive Officer of Firstwave Technologies, Inc., a publicly traded sales and marketing software provider. Mr. Johnson spent his early career from June 1971 to November 1984 with AT&T where he worked in numerous departments, including sales, marketing, engineering, operations and human resources. In his final job at AT&T, he directed the development of consumer market sales strategies for the northeastern United States, a territory encompassing 10.5 million customers at the time. Mr. Johnson is a nominee for Class III director.

M. Todd Holt has served as our Chief Financial Officer since August 2005. Mr. Holt served as our Corporate Controller from January 1998 to July 2005. Mr. Holt is a member of the American Institute of Certified Public Accountants and previously practiced public accounting as an audit manager with Ernst & Young.

Allan H. Goodson joined Knology in June 2000 and serves as Vice President of Regional Operations, where he is responsible for the Huntsville, Knoxville, Charleston and Augusta divisions, as well as Call Center operations. Prior to joining Knology, Mr. Goodson was the Executive Vice President and Chief Operating Officer of On Command Corp., an international telecommunications company specializing in commercial hotel in-room television entertainment and Internet products. During his 20 years in the telecommunications industry, Mr. Goodson also held positions with STC Cable Corporation and Telecommunications, Inc., or TCI. He earned a B.S. in Finance from Auburn University and an MBA from Nova University.

Bret T. McCants has served as our Senior Vice President of Operations since January 2007. In his 10 years with Knology, Mr. McCants has also served as Vice President and Regional General Manager and Vice President of Network Construction. Mr. McCants spent 16 years in the electric utility industry with experience in operations, engineering, communications, and sales and marketing.

Chad S. Wachter has served as Vice President since October 1999 and as General Counsel and Secretary since August 1998. From April 1997 to August 1998, Mr. Wachter served as Assistant General Counsel of Powertel, Inc., which was a provider of wireless communications services. From May 1990 until April 1997, Mr. Wachter was an associate and then a partner with Capell, Howard, Knabe & Cobbs, P.A. in Montgomery, Alabama.

Campbell B. Lanier, III has been one of our directors since November 1995 and has served as our Chairman of the Board since September 1998. Since July 2003, Mr. Lanier has served as Chairman and Chief Executive Officer of Magnolia Holding Company, LLC and ITC Holding Company, LLC; Magnolia Holding Company, LLC operates a promotional goods business, a transaction processing business and a consulting business. Mr. Lanier served as Chairman of the Board and Chief Executive Officer of ITC Holding Company, LLC until May 2003 and served as a director of ITC Holding Company, LLC from its inception in May 1989 until its sale to West Corporation on May 9, 2003. In addition, Mr. Lanier was also an officer and director of several former subsidiaries of ITC Holding Company, LLC. In conjunction with the transaction with the West Corporation, the ITC Holding Company, LLC name was transferred to an entity owned by Mr. Lanier and is currently organized as ITC Holding Company, LLC. Mr. Lanier has served as a Managing Director of South Atlantic Private Equity Fund, IV, Limited Partnership since July 1997. He has also served as board member of Interactive Communications, Inc. (InComm), since May 2005. Mr. Lanier is a nominee for Class III director.

Alan A. Burgess has been one of our directors since January 1999. From 1967 until his retirement in 1997, Mr. Burgess was a partner with Accenture (formerly Andersen Consulting). Over his 30-year career he held a number of positions with Accenture, including Managing Partner of Regulated Industries from 1974 to 1989. In 1989, he assumed the role of Managing Partner of the Communications Industry Group. In addition, he served on Accenture’s Global Management council and was a member of the Partner Income Committee.

Donald W. Burton has been one of our directors since January 1996. Since December 1983, he has served as Managing General Partner of South Atlantic Venture Funds. Mr. Burton also has been the General Partner of the Burton partnerships since October 1979. He has served as President and Chairman of South Atlantic Capital Corporation since 1997 and South Atlantic Capital, Inc. since 1997. Mr. Burton is a director of BlackRock Investment Managers (ClusterA), Capital Southwest Corporation and several private companies. Mr. Burton served as a member of the Investment Advisory Council of the Florida State Board of Administration until December 31, 2007.

Eugene I. Davis has been one of our directors since November 2002. Mr. Davis is Chairman and Chief Executive Officer of Pirinate Consulting Group, L.L.C., a privately held consulting firm, and of RBX Industries, Inc., a manufacturer and distributor of rubber and plastic products. From May 1999 to June 2001, he served as Chief Executive Officer of SmarTalk Teleservices Corp., an independent provider of prepaid calling cards. Mr. Davis was Chief Operating Officer of Total-Tel Communications, Inc., a long-distance telecommunications provider from October 1998 to March 1999. Mr. Davis currently serves as the Chairman of the Board of Directors of Atlas Air Worldwide Holdings, Inc. Mr. Davis was elected to our board of directors pursuant to our stockholders agreement in 2002, which permitted certain holders of the Series D preferred stock to designate a nominee to serve as director for a three-year term. Mr. Davis is a nominee for Class III director.

O. Gene Gabbard has been one of our directors since September 2003. Mr. Gabbard has worked independently as an entrepreneur and consultant since February 1993. From August 1990 to January 1993, Mr. Gabbard served as Executive Vice President and Chief Financial Officer of MCI Communications Corporation. Mr. Gabbard also served from June 1998 to June 2002 on the board of directors of ClearSource, Inc. (now Grande Communications Inc.), a provider of broadband communications services. In January 2005, Mr. Gabbard was appointed to the Board of Directors of COLT Telecom Group SA, Luxembourg, a provider of telecommunications service to businesses throughout Europe. Since 2006, he has also been a member of the board of directors and audit committee of Hughes Communications, Inc., of Germantown, Maryland, the leading provider of satellite based data communications systems and services. He is currently a Special Limited Partner in Ballast Point Ventures, a venture capital fund based in St. Petersburg, Florida.

William H. Scott, III has been one of our directors since November 1995. He served as President of ITC Holding Company, LLC from December 1991 and was a director of that company until its sale in May 2003. Mr. Scott is an investor in and director of several private companies.

MEETINGS AND COMMITTEES OF THE BOARD

The board of directors is responsible for oversight of our operations. The board of directors has determined that Messrs. Lanier, Burgess, Burton, Gabbard, Davis, and Scott, who constitute a majority of our directors, are independent as defined in the rules of the Nasdaq Global Market. The board of directors has delegated certain of its authority to several board committees to assist in its supervision of our overall affairs. The board of directors met eight times in 2007. In addition to meetings of the full board, directors also attended meetings of board committees. All of the directors attended at least 75% of all the meetings of the board of directors and the committees on which they served during fiscal year 2007.

Following the annual meeting, the board of directors will continue to consist of seven directors. The board of directors currently has the following standing committees, which meet on a regularly scheduled basis: audit committee, compensation and stock option committee, and nominating committee. The audit committee held nine meetings during 2007, the compensation and stock option committee held four meetings during 2007, and the nominating committee held one meeting during 2007. It is our policy to encourage the members of the board of directors to attend the annual meeting of stockholders. Three of the members of the board of directors attended the 2007 annual meeting of stockholders.

Audit Committee

General. The audit committee makes recommendations to the board of directors with respect to the selection of independent accountants; the review and scope of audit arrangements; the independent accountants’ suggestions for strengthening internal controls; matters of concern to the audit committee, the independent accountants, or management relating to our financial statements or other results of the annual audit; the review of internal controls with our financial and accounting staff; the review of the activities and recommendations of our accounting staff; and the review of financial statements and other financial information that we publish.

Audit Committee Report. The audit committee consists of Messrs. Burgess, Davis and Gabbard, each of whom are independent under the rules of the Nasdaq Global Market and the Securities and Exchange Commission, which means that, among other things, these directors are not our officers or employees and are free from any relationship that would interfere with their exercise of independent judgment as members of this committee. The board of directors has determined that one member of the audit committee, Mr. Gabbard, is an audit committee financial expert as defined under the rules of the Securities and Exchange Commission and otherwise financially sophisticated under the rules of the Nasdaq Global Market. We operate under a written charter approved by the board of directors, which may be viewed online on our website at www.knology.com.

The audit committee reviews the Company’s financial reporting process on behalf of the board of directors. In fulfilling their responsibilities, the audit committee reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2007 with management and the independent accountants. Management is responsible for the financial statements and the financial reporting process, including internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

The audit committee discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, Professional Standards. In addition, we received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and have discussed with the independent accountants the accountants’ independence from us and our management.

Based on the reviews and discussions referred to above, we recommended to the board of directors, and the board of directors approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Audit Committee

Alan A. Burgess

Eugene I. Davis

O. Gene Gabbard, Chairman

Nominating Committee

General. Our nominating committee is responsible for, among other things, reviewing our board of directors’ structure, composition, and practices, and making recommendations on these matters to the board of directors, as well as reviewing, soliciting and making recommendations to the board of directors and stockholders with respect to candidates for election to the board of directors. The members of our nominating committee are Messrs. Davis and Scott. Messrs. Davis and Scott are independent under the rules of the Nasdaq Global Market. The nominating committee operates under a written charter adopted by the board of directors, which may be viewed online on our website at www.knology.com.

Nomination Process. The nominating committee identifies and presents to the board of directors qualified nominees for nomination to the board of directors and for service on committees of the board of directors. Under its charter, the nominating committee is permitted to engage third-party advisers to aid in identifying board members. The nominating committee is responsible for periodically reviewing the appropriate skills, perspectives, experiences and characteristics required of board members or nominees in the context of the perceived needs of the board of directors at the time. At a minimum, the nominating committee will consider (1) whether a board member or nominee is independent, (2) the number of other boards of directors and committees on which the member/nominee serves, and (3) whether the individual provides the appropriate experience and expertise in light of the other members currently serving on the board of directors and those whose terms are about to expire, and any other factors relating to the ability and willingness of a director/nominee to serve.

Nominations by Stockholders. The nominating committee has a policy to consider suggestions for board membership submitted by stockholders. Our policy requires that the nominating committee evaluate nominees recommended by stockholders in accordance with the guidelines described above and pursuant to its charter. Stockholders may nominate director nominees for consideration by delivering notice to our Secretary at our principal executive offices in accordance with the provisions of our bylaws and the provisions set forth herein under the heading “Other Information—Stockholder Proposals for the 2009 Annual Meeting.” The nominees for directors being voted upon at the 2008 annual meeting are directors standing for re-election.

Compensation and Stock Option Committee

General. The compensation and stock option committee is responsible for determining and making recommendations to the board of directors concerning executive compensation, including base salaries, bonuses (and the basis for bonus awards), stock options and other benefits. The members of the compensation and stock option committee are Messrs. Burton, Gabbard and Scott, all of whom are independent under the rules of the Nasdaq Global Market. The compensation and stock option committee operates under a written charter adopted by the board of directors, which may be viewed online on our website at www.knology.com. Additional information regarding the compensation and stock option committee’s processes and procedures for consideration of executive compensation is provided in the Compensation Discussions and Analysis below.

Compensation and Stock Option Committee Report. The compensation and stock option committee of the board of directors hereby furnishes the following report in accordance with rules adopted by the Securities and Exchange Commission.

The compensation and stock option committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis contained in this proxy statement.

Based upon this review and discussions, the compensation and stock option committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report of Form 10-K for the fiscal year ended December 31, 2007, each of which will be filed with the Securities and Exchange Commission.

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

This report is submitted on behalf of the members of the compensation and stock option committee.

Compensation and Stock Option Committee

Donald W. Burton

O. Gene Gabbard

William H. Scott, III, Chairman

COMPENSATION DISCUSSION AND ANALYSIS

In the paragraphs that follow, we will give an overview and analysis of our compensation program and policies, the material compensation decisions we have made under those programs and policies with respect to our top executive officers, and the material factors that we considered in making those decisions. Later in this proxy statement under the heading “Executive Compensation” is a series of tables containing specific information about the compensation earned or paid in 2007 to the following individuals, whom we refer to as our named executive officers:

•	Rodger L. Johnson, our President and Chief Executive Officer

•	M. Todd Holt, our Chief Financial Officer, Vice President of Finance and Administration, Treasurer, and Corporate Controller

•	Allan H. Goodson, our Vice President and Regional General Manager

•	Bret T. McCants, our Senior Vice President of Operations

•	Chad S. Wachter, our Vice President, General Counsel and Secretary

General Philosophy. We compensate our senior management through a combination of base salary, annual cash bonuses and equity grants designed to be competitive within the marketplace and to align management’s incentives with the long-term interests of our stockholders. We analyze our compensation levels with other companies having similar annual revenues in technology-related industries that are located in geographic areas that have similar costs of living and availability of executive talent, which we refer to as our peer companies. We use and refer to cable industry compensation survey information prepared by The Croner Company which includes data from 17 organizations within the industry. We also use compensation data developed by the Economic Research Institute, which is modified for industry, annual revenue and geographic location.

We believe that executives’ interests should be aligned with those of our stockholders. Accordingly, a substantial portion of executive compensation is at risk and must be earned through cash bonuses and equity grants of restricted stock and stock options. Annual cash bonuses and equity grants are earned under the Knology 2008 Incentive Plan based on the Company’s performance, thereby creating incentive for executives to drive company performance, achieve long-term objectives and increase stockholder value. All of our executives are eligible to earn incentive compensation based upon the Company’s achievement of growth targets which are described below. Individual performance, other than as it relates to overall corporate goals, is not a component of the Knology 2008 Incentive Plan, but is considered as part of any adjustment of an individual executive’s base salary. Knology does not have employment contracts, severance plans or change of control agreements with any of its executives.

The objective of our compensation program is to attract, retain and motivate qualified executives who contribute to our financial and operational success, which ultimately increases value for our stockholders. We believe that, in order to do this effectively, our compensation program must:

•	provide our executives with total compensation opportunities at levels that are competitive for comparable positions and companies with whom we compete for talent;

•	recognize and reward individual initiative and achievement by providing significant upside opportunities for exceptional performance;

•	directly link a significant portion of executive compensation to the Company’s achievement of short and long-term goals and performance; and

•	closely align our executives’ interests with those of our stockholders by making stock-based incentives a core element of our compensation program.

Role of the Compensation and Stock Option Committee. The compensation and stock option committee assists our board of directors in discharging its responsibilities relating to compensation of our executive officers. The compensation and stock option committee sets and approves all compensation paid to our executive officers, including salaries, cash bonuses and equity awards. In accordance with its charter, the compensation and stock option committee reviews the performance and compensation of our chief executive officer and establishes his compensation level on an annual basis. For the remaining executive officers, the compensation and stock option committee reviews their total compensation and approves compensation on an annual basis, after considering the recommendations of the chief executive officer and the vice president of human resources. In the past, the compensation and stock option committee has engaged executive compensation consultants from the Hay Group to analyze and make recommendations regarding executive compensation that established the framework for our current plan.

How We Determine and Assess Executive Compensation. Historically, executive compensation has been established based upon data obtained from cable and telecommunications industry compensation surveys and other surveys that have benchmark information for our peer companies. Other considerations include the geographic location of the executive and compensation rates for similar job responsibilities. The Company’s practice has been to pay base salaries which are generally near the midpoint of the survey data and place a significant portion of compensation at risk in the form of annual performance-based cash bonuses and equity awards. Periodically, compensation survey data is reviewed and external compensation consultants have been retained to evaluate compensation as compared to corporate practices at similar companies.

Elements of our Compensation Program

Our compensation program consists of the following elements: base salaries, performance based annual cash bonuses and performance based annual long-term equity awards.

Base Salaries. We provide base salaries to our executive officers as compensation for day-to-day responsibilities and sustained performance. Base salaries for our executive officers are determined by evaluating the responsibilities of the position, the experience of the individual, and by reference to the competitive marketplace for managerial talent, including a comparison of base salaries for similar positions at comparable companies. In 2007, the increases for our named executive officers ranged from four to seven percent with the exception of our chief financial officer and our general counsel who received larger increases because their salaries were below the median salary for similarly situated executives at peer companies. Mr. Bret McCants was promoted to the position of Senior Vice President of Operations and also received a larger than normal pay increase.

Annual Cash Incentive Bonuses. Annual bonuses are determined by evaluating the competitive marketplace for total cash compensation at peer companies and our performance as compared to key performance measurements of the Company. While we generally set salaries near the mid point of our peer companies, we believe it is appropriate to set incentive bonus targets higher than average for our peer companies, based on our philosophy that a significant portion of executive compensation should be performance-based and “at risk.” In general, we design our annual incentive compensation to reward executives based on the Company’s achievement of pre-established goals derived from performance criteria which are viewed as the most important drivers of the Company’s success.

The target performance goals are growth oriented and are reflective of our business plan and the guidance communicated to the financial markets. For 2007, annual cash incentive bonus opportunities for our executive officers were based on achieving pre-established performance goals relating to EBITDA growth, residential customer connections growth, business customer connections growth and revenue growth. We set 2007 performance goals at levels that are intended to recognize and reward improved performance and better than average growth within our competitive industry. For 2007, our chief executive officer had a target cash bonus opportunity equal to 71% of his base salary. The senior vice president of operations and the chief financial officer had a target cash bonus opportunity of 45% of their base salaries. The other named executive officers had a target cash bonus opportunity of 40% of their base salaries. Payouts under the annual incentive plan begin when 80% of the growth performance target has been met for each performance goal. There is no cap or maximum payout for the cash bonuses. For example, if 110% of the growth target was achieved, the executives would be paid 110% of their target cash bonus. The EBITDA goal is weighted as 40%, business customer connections growth is weighted at 10%; residential customer connections growth and revenue growth are weighted at 25% respectively.

In 2007, the Company’s overall achievement of the stated performance goals met the growth target in certain key performance areas and fell short in other performance areas. Individual annual cash incentive bonuses for executives were determined based on the blended impact of the results in each performance area of the Company’s consolidated performance. This yielded 76.6% achievement of the corporate consolidated growth performance goals. The 2007 annual incentive cash bonus awards were made accordingly to our executive officers and are reflected in the Summary Compensation Table on page 16 of the Proxy Statement. In determining final cash bonuses and equity awards for 2007, the compensation and stock option committee considered the significant accomplishments of the executive team in negotiating and completing the successful acquisition and integration of PrairieWave.

For 2007, we eliminated the individual operational objective from the prior year’s plan, increased the weighting of the EBITDA goal to 40% from 35% and established a performance measurement for business customer connections growth, weighted at 10%; the other objectives of residential customer connections growth and increased revenues are weighted at 25% respectively. The cash bonus opportunities for our named executive officers remained the same in 2007 as in previous years, except the targets for our senior vice president of operations and our chief financial officer which increased to 45% of their base salaries.

Equity Compensation. Historically, the primary form of equity compensation that we awarded to our executive officers consisted of stock options. In 2006, we assessed the desirability of granting other types of equity awards, particularly shares of restricted stock, to our executive officers, and concluded that a mix of stock options and restricted stock would provide the most appropriate combination of incentive for short and long-term performance and retention value to our executive officers.

The compensation and stock option committee recognizes the value of equity awards to retain key executive talent and keep executives motivated to meet the company’s long-term goals. The compensation and stock option committee has identified an annual target level of equity compensation for each executive. The ability to earn annual equity incentive awards is based on the same performance criteria as our annual cash bonus plan. The equity component of the plan was approved by the compensation and stock option committee in 2007. Executive officers have a target number of shares that are to be issued as equity grants. The compensation and stock option committee then determines the mix of restricted stock and stock options that are issued to executive officers. For the Knology 2008 Incentive plan, named executive officers were granted 100% of their equity award component as restricted stock and stock options. Executives received 40% of their equity award target as restricted stock and 60% of their equity awards as stock options. The annual equity grants were awarded in February 2008. In accordance with the Knology 2008 Incentive Plan, the target number of shares may increase or decrease based upon the blended Company or division performance as compared to the growth performance goals. For example, 85% performance will result in the grant of 85% of the target number of shares. The maximum number of shares granted will be 120% of the target. The strike price for stock options will be determined by the closing price of the Company’s common stock on the day that options are awarded by the compensation and stock option committee. Stock options will vest 25% per year, unless otherwise stipulated by the board of directors or the compensation and stock option committee. Restricted stock awarded in 2008 will vest 33% each year over a three year period from the anniversary date of the grant.

The regular annual award of equity is usually made at the first compensation and stock option committee meeting of the year. In the past, the compensation and stock option committee has occasionally granted additional equity awards, generally at the compensation and stock option committee meeting following the quarterly release of financial results. The Company does not otherwise have a program, plan or practice of timing equity grants with the release of material non-public information.

Retirement Plans. The Company maintains a 401(k) plan pursuant to which the Company matches employee contributions at 50% up to a maximum employee tax deferred contribution of 8%, subject to regulatory contribution limits and discrimination testing requirements.

Perquisites and Other Benefits. We generally do not provide special perquisites to our executive officers. We permit our chief executive officer to use a fractionally-owned corporate jet, in which the company is a minor participant, for personal use. This use is typically limited to situations that promote his availability and efficiency with respect to his job responsibilities. The use of the aircraft for personal travel is treated as imputed income for payroll purposes. As reflected in the Summary Compensation Table, the cost to the Company of these benefits aggregated to $9,705.52 in 2007 for the chief executive officer.

Executives also participate in the Company’s benefit plans on the same terms as other employees. These plans include medical and dental insurance, life insurance, short-term disability and long-term disability.

Tax and Accounting Considerations

The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our executive officers. However, the compensation committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to us with the benefit/value to the executive.

Code Section 162(m) places a limit of $1 million on the amount of compensation that we may deduct in any year with respect to any one of our named executive officers. It is the compensation and stock option committee’s intent to maximize deductibility of executive compensation while retaining some discretion needed to compensate executives in a manner commensurate with performance and the competitive landscape for executive talent. All compensation paid to our executive officers in 2007 was fully deductible by the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation paid or accrued by us for services rendered in all capacities for our chief executive officer, our chief financial officer and our next three most highly compensated executive officers as of December 31, 2007 (collectively, the named executive officers) for 2007 and 2006.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Rodger L. Johnson,	2007	454,056	327,263	220,644	330,150	24,311	1,356,425
President, Chief Executive Officer and Director	2006	420,487	195,880	156,839	423,775	25,197	1,222,178

M. Todd Holt,	2007	221,915	78,676	102,759	105,750	7,907	517,008
Chief Financial Officer, Vice President of Finance and Administration, Treasurer, and Corporate Controller	2006	179,966	39,813	46,871	104,533	7,075	378,258

Allan H. Goodson,	2007	169,825	76,785	43,631	68,641	7,221	366,104
Vice President and Regional General Manager	2006	160,526	34,299	36,838	92,533	8,358	332,556

Bret T. McCants,	2007	242,461	81,825	102,759	119,250	5,376	551,672
Senior Vice President of Operations	2006	207,308	48,997	35,704	117,768	7,687	417,464

Chad S. Wachter,	2007	206,681	78,895	53,382	86,000	8,283	433,241
Vice President, General Counsel and Secretary	2006	178,985	40,450	26,249	103,243	5,677	354,604

(1)

Reflects the proportionate amount of the total grant date fair value of stock and option awards granted under the Company’s 2006 Incentive Plan recognized by the Company as an expense for financial statement reporting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair value of the awards was determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment, which we refer to as SFAS 123R. The grant date fair value of the stock awards are based on the fair market value of the underlying shares on the date of grant. The assumptions used in the calculation of the grant date fair values of the option awards are included in Note 8 to the Company’s audited financial statements for the fiscal year ended December 31, 2007 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008.

(2)

Reflects annual cash incentives earned pursuant to our annual bonus program. For information regarding our annual bonus program, see the discussion in the Compensation Discussions and Analysis on page 13 of this Proxy Statement.

(3)

For each named executive officer, amounts include premiums on term life insurance paid by the Company and employer matching contributions to our 401(k) plan. Additionally for Mr. Johnson, the amount includes the incremental cost to the Company for his personal use of the Company’s time-share corporate jet, totaling $9,705.

2007 Grants of Plan Based Awards Table

The following table sets forth the plan-based grants made to our named executive officers during the fiscal year ended December 31, 2007.

					All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Rodger L. Johnson		264,120	330,150
	1/30/2007				65,280			851,251
	1/30/2007					14,720	13.04	75,231

M. Todd Holt		84,600	105,750
	1/30/2007				16,320			212,813
	1/30/2007					23,680	13.04	121,024

Allan H. Goodson		54,913	68,641
	1/30/2007				16,320			212,813
	1/30/2007					3,680	13.04	18,808

Bret T. McCants		95,400	119,250
	1/30/2007				16,320			212,813
	1/30/2007					23,680	13.04	121,024

Chad S. Wachter		68,800	86,000
	1/30/2007				16,320			212,813
	1/30/2007					3,680	13.04	18,808

(1)

Reflects threshold and target payout levels under our 2007 annual bonus program. Payouts under the annual incentive plan begin when 80% of the growth performance target has been met with respect to at least one of four performance targets. Each target is evaluated separately, and therefore the blended payout rate may be less than 80% if one or more of the other targets are not met. There is no maximum payout under the program. For more information, please see the description of our annual bonus program contained in the Compensation Discussion and Analysis on page 13 of this Proxy Statement. In each case, the actual amount earned by each named executive officer in 2007 is reported under the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)	Reflects restricted stock granted under the Knology, Inc. 2006 Long-Term Incentive Plan that vests in one-third increments on each of the first three anniversaries of the grant date.
(3)	Reflects stock options granted under the Knology, Inc. 2006 Long-Term Incentive Plan that vest in one-quarter increments on each of the first four anniversaries of the grant date.
(4)	Reflects the grant date fair value of the awards determined in accordance with SFAS 123R.

Outstanding Equity Awards at 2007 Fiscal Year-End

The table below shows outstanding equity awards held by our named executive officers for fiscal year ended December 31, 2007.

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Name	Exercisable	Unexercisable
Rodger L. Johnson	38,000	0		6.87	(2)	8/4/2009
	1,943	0		6.87	(2)	5/5/2010
	1,295	0		6.87	(2)	8/2/2010
	32,925	0		6.87	(2)	5/16/2011
	6,834	0		6.87	(2)	5/18/2011
	8,080	0		6.87	(2)	4/24/2012
	16,277	0		6.87	(2)	12/31/2012
	9,629	0		6.87	(2)	4/29/2013
	23,361	0		6.87	(2)	5/7/2014
	258,670	0		1.70		5/3/2015
	40,887	20,443	(4)	1.70		5/3/2015
	41,180	41,179	(5)	1.70		5/3/2015
	46,827	0		1.90		6/23/2015
	43,968	0		2.41		8/4/2015
	46,179	0		1.98		11/8/2015
	39,113	13,037	(6)	5.08		2/27/2016
	20,000	60,000	(7)	7.94		5/2/2016
	0	14,720	(9)	13.04		1/30/2017
							18,151	(10)	231,970
							65,280	(11)	834,278
M. Todd Holt	9,560	0		1.70		5/3/2015
	5,980	11,960	(4)	1.70		5/3/2015
	1,538	1,538	(5)	1.70		5/3/2015
	3,571	0		1.90		6/23/2015
	3,353	0		2.41		8/4/2015
	11,250	11,250	(8)	2.17		8/30/2015
	5,283	0		1.98		11/8/2015
	15,000	45,000	(7)	7.94		5/2/2016
	0	23,680	(9)	13.04		1/30/2017
							3,689	(10)	47,145
							16,320	(11)	208,570
Allan H. Goodson	14,301	4,766	(3)	3.84		10/16/2014
	17,097	0		1.70		5/3/2015
	6,936	3,467	(4)	1.70		5/3/2015
	3,964	3,963	(5)	1.70		5/3/2015
	3,170	0		1.90		6/23/2015
	2,981	0		2.41		8/4/2015
	3,130	0		1.98		11/8/2015
	7,500	22,500	(7)	7.94		5/2/2016
	0	3,680	(9)	13.04		1/30/2017
							3,178	(10)	40,615
							16,320	(11)	208,570

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Name	Exercisable	Unexercisable
Bret T. McCants	35,968	0		1.70		5/3/2015
	6,022	3,010	(4)	1.70		5/3/2015
	3,655	3,654	(5)	1.70		5/3/2015
	6,325	0		1.90		6/23/3015
	5,939	0		2.41		8/4/2015
	6,238	0		1.98		11/8/2015
	5,284	1,761	(6)	5.08		2/27/2016
	15,000	45,000	(7)	7.94		5/2/2016
	0	23,680	(9)	13.04		1/30/2017
							4,540	(10)	58,021
							16,320	(11)	208,570
Chad S. Wachter	725	0		6.87	(2)	5/16/2011
	987	0		6.87	(2)	5/18/2011
	127	0		6.87	(2)	4/24/2012
	1,173	0		6.87	(2)	12/31/2012
	394	0		6.87	(2)	5/7/2014
	31,958	0		1.70		5/3/2015
	5,362	2,680	(4)	1.70		5/3/2015
	2,474	2,474	(5)	1.70		5/3/2015
	5,760	0		1.90		6/23/2015
	5,409	0		2.41		8/4/2015
	5,680			1.98		11/8/2015
	4,812	1,603	(6)	5.08		2/27/2016
	10,000	30,000	(7)	7.94		5/2/2016
	0	3,680	(9)	13.04		1/30/2017
							3,748	(10)	47,899
							16,320	(11)	208,570

(1)	Reflects the value as calculated based on the closing price of the Company’s common stock on the last trading day in 2007, December 31, 2007 ($12.78).
(2)

Options were granted on May 7, 2004, in connection with an option repricing pursuant to which the Company’s board of directors cancelled outstanding stock options that were underwater and replaced them with new options having an exercise price equal to $6.87, the fair market value of the Company’s common stock on May 7, 2004.

(3)	Options granted 10/16/2004 and vest in one-quarter increments on each of the first four anniversaries of the grant date.
(4)	Options granted 5/3/2005 and vest in one-third increments on each of the first three anniversaries of the grant date.
(5)	Options granted 5/3/2005 and vest in one-quarter increments on each of the first four anniversaries of the grant date.
(6)	Options granted 2/27/2006 and vest one-half on grant date and in one-quarter increments on each of the first two anniversaries of the grant date.
(7)	Options granted 5/2/2006 and vest in one-quarter increments on each of the first four anniversaries of the grant date.
(8)	Options granted 8/30/2005 and vest in one-quarter increments on each of the first four anniversaries of the grant date.

(9)	Options granted 1/30/2007 and vest in one-quarter increments on each of the first four anniversaries of the grant date.
(10)	Restricted shares awarded 1/26/06 and vest one-half on grant date and in one-quarter increments on each of the first two anniversaries of the grant date.
(11)	Restricted shares awarded 1/30/2007 and vest in one-third increments on each of the first three anniversaries of the grant date.

2007 Option Exercises and Stock Vested

The following table sets forth options exercised by and stock awards vested for our named executive officers during the fiscal year ended December 31, 2007.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Rodger L. Johnson	—	—	18,151	225,617
M. Todd Holt	9,560	149,400	3,689	45,857
Allan H. Goodson	—	—	3,178	39,506
Bret T. McCants	—	—	4,540	56,435
Chad S. Wachter	—	—	3,748	46,591

(1)	Reflects the value as calculated by the difference between the market price of our common stock on the date of exercise, and the exercise price of the stock options.
(2)	Value realized represents the fair market value of the underlying shares on the vesting date ($12.43 on January 26, 2007) times the number of shares vested.

Potential Payments upon Termination or Change in Control

The following discussion summarizes the compensation and benefits payable to the named executive officers in the event of a termination of employment under various circumstances, assuming that a termination of employment had occurred on December 31, 2007. The Company does not have employment agreements or other individual arrangements with the named executive officers that provide for specific benefits upon a termination of employment. In general, upon termination of employment, the named executive officers would receive compensation and benefits for which they have already vested. This would include accrued but unpaid salary, accrued and unused vacation pay, and any balance under the 401(k) plan. Also, in the event of a change in control of the Company, or if a named executive officer’s employment terminates by reason of death, disability or retirement, all of his outstanding options will become fully vested and exercisable and all restrictions on his shares of restricted stock will lapse. Assuming that a change in control had occurred on December 31, 2007, or that a named executive officer’s employment had terminated as of December 31, 2007 by reason of death or disability, the value of accelerated options and restricted stock would have been: for Johnson, $2,139,805; for Holt, $676,177; for Goodson, $483,017; for McCants, $571,788; and for Wachter, $471,107. For options, these values reflect the excess of the fair market of the underlying shares as of December 31, 2007 over the exercise price of the unvested options. For restricted stock, these values reflect the fair market value of the stock as of December 31, 2007.

Equity Compensation Plan Information

The following table gives information about the common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2007.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders	2,210,443	(1)	$ 3.47	—
	127,875	(2)	$25.49	—
	1,165,603	(3)	$11.89	825,908	(4)
Equity Compensation Plans Not Approved by Stockholders	—		—	—
Total	3,503,921		$ 7.07	825,908

(1)	Options to purchase common stock granted pursuant to the Knology, Inc. Amended and Restated 2002 Long-Term Incentive Plan.
(2)	Options to purchase common stock granted pursuant to the Knology, Inc. Spin-Off Plan.
(3)	Options to purchase common stock granted pursuant to the Knology, Inc. 2006 Plan.
(4)

Shares reserved for issuance under the 2006 Plan are available for issuance pursuant to the exercise of options or other rights to acquire common stock, or may be granted as awards of restricted stock, performance shares or unrestricted stock.

2007 DIRECTOR COMPENSATION

Director Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($)	Option Awards($) (1)	Total ($)
Campbell B. Lanier, III	7,250	-	7,250
Alan A. Burgess	9,250	-	9,250
Donald W. Burton	8,250	-	8,250
Eugene I. Davis	31,500	-	31,500
O. Gene Gabbard	11,250	-	11,250
William H. Scott, III	9,250	-	9,250

(1)	The aggregate number of options held by each director as of December 31, 2007 was as follows: Lanier, 21,717; Burgess, 10,380; Burton, 10,380; Davis, 5,000; Gabbard, 12,324; Scott, 17,006.

Director Compensation

Cash Compensation. Non-employee directors receive the following cash compensation:

Annual Retainer	$2,000
Fee Per Board of Directors Meeting:
In Person	1,000
Via Telephone	250
Quarterly fee for Audit and Compensation and Stock Option Committee Meeting Attendance	500

Mr. Davis, who was appointed to the board of directors pursuant to our stockholders agreement, receives a fee of $1,000 for attending each board of directors and committee meeting. In addition, Mr. Davis receives an annual retainer fee of $25,000. All directors are reimbursed for their reasonable out-of-pocket travel expenditures.

Equity Compensation. Non-employee directors of the Company receive stock options pursuant to the Company’s 2006 Incentive Plan, upon their election to or continued service on the board of directors. Grants of stock options to directors, and the terms and conditions thereof, are made at the discretion of the compensation and stock option committee. No stock options were granted to non-employee directors in 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors, executive officers and 10% beneficial owners file reports with the Securities and Exchange Commission indicating the number of shares of any class of our equity securities they owned when they became a director, executive officer or 10% beneficial owner and any changes thereafter in their ownership of our equity securities. These reports are required by Section 16(a) of the Securities Exchange Act of 1934, as amended. To our knowledge, based solely on a review of the copies of such reports furnished to us during the fiscal year ended December 31, 2007, all reports required by Section 16(a) applicable to directors, executive officers and 10% beneficial owners were timely filed by such persons.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following directors served on the compensation and stock option committee during 2007: William H. Scott, III, Donald W. Burton and O. Gene Gabbard. None of such persons was an officer or employee of Knology during 2007 or at any time in the past. None of our executive officers serves as a member of the board of directors or compensation committee, or similar committee, of any other company that has one or more of its executive officers serving as a member of our board of directors or our compensation and stock option committee.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding beneficial ownership of our common stock as of February 29, 2008 for the following persons:

•	each person known by us to beneficially own more than 5% of our outstanding common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our directors and officers as a group.

Unless otherwise indicated, the address of each of the named individuals is c/o Knology, Inc., 1241 O.G. Skinner Drive, West Point, Georgia, 31833.

Name of Beneficial Owner (1)	Number of Common Shares	Percentage Ownership(2)
Gilder, Gagnon, Howe & Co., LLC(3)	5,810,366	16.4%
Farallon Capital Management, LLC(4)	4,970,375	14.0%
The Burton Partnerships(5)	3,084,739	8.7%
Alan A. Burgess(6)	36,630	*
Donald W. Burton(7)	3,155,090	8.9%
Eugene I. Davis(8)	13,875	*
O. Gene Gabbard(9)	80,245	*
Rodger L. Johnson(10)	798,653	*
Campbell B. Lanier, III(11)	2,246,224	6.3%
William H. Scott, III(12)	173,494	*
Allan H. Goodson(13)	67,676	*
M. Todd Holt(14)	73,326	*
Bret T. McCants(15)	109,625	*
Chad S. Wachter(16)	106,326	*
All officers and directors as a group (17 persons)	7,137,509	19.4%

*	Less than 1%
(1)

A person is deemed to be a “beneficial owner” of a security if he or she has or shares the power to vote or direct the voting of security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days from February 29, 2008. More than one person may be deemed to be a beneficial owner of the same securities. All persons shown in the table above have sole voting and investment power, except as otherwise indicated.

(2)

For the purpose of computing the percentage ownership of each beneficial owner, any securities which were not outstanding but which were subject to options, warrants, rights or conversion privileges held by such beneficial owner exercisable within 60 days from February 29, 2008 were deemed to be outstanding in determining the percentage owned by such person, but were not deemed outstanding in determining the percentage owned by any other person.

(3)

The address of Gilder, Gagnon, Howe & Co. LLC is 1775 Broadway, 26th Floor, New York, New York 10019. Includes 5,810,366 shares of common stock. The shares reported include 4,304,077 shares held in customer accounts over which partners and/or employees of the Reporting Person have discretionary authority to dispose of or direct the disposition of the shares, 1,363,745 shares held in accounts owned by the partners of the Reporting Person and their families, and 142,544 shares held in the account of the profit-sharing plan of the Reporting Person.

(4)

The address of Farallon Capital Management, LLC is One Maritime Plaza, Suite 1325, San Francisco, California 94111. Information is based solely on a Schedule 13G/A filed with the Securities and Exchange

Commission on January 16, 2007 for common stock. The Schedule 13G/A was filed by the following entities and persons: (i) Farallon Capital Partners, L.P. (“FCP”) with respect to the shares held by it; (ii) Farallon Capital Institutional Partners, L.P. (“FCIP”) with respect to the shares held by it; (iii) Farallon Capital Institutional Partners II, L.P. (“FCIP II”) with respect to the shares held by it; (iv) Farallon Capital Institutional Partners III, L.P. (“FCIP III”) with respect to the shares held by it; (v) Tinicum Partners, L.P. (“Tinicum”) with respect to the shares held by it; (vi) Farallon Capital Offshore Investors II, L.P. (“FCOI II”) and together with FCP, FCIP, FCIP II, FCIP III, Tinicum and FCOI II are collectively referred to in this footnote as the (“Farallon Funds”) with respect to the shares held by it; (vii) Farallon Capital Management, L.L.C. (the “Management Company”) with respect to the shares held by certain accounts managed by the Management Company (the “Managed Accounts”); (viii) Farallon Partners, L.L.C., which is the general partner of each of the Farallon Funds (the “General Partner”), with respect to the shares held by each of the Farallon Funds; (ix) the following persons who are managing members of both the General Partner and the Management Company, with respect to the shares held by the Farallon Funds and the Managed Accounts: Chun R. Ding (“Ding”), William F. Duhamel (“Duhamel”), Richard B. Fried (“Fried”), Monica R. Landry (“Landry”), Douglas M. MacMahon (“MacMahon”), William F. Mellin (“Mellin”), Stephen L. Millham (“Millham”), Jason E. Moment (“Moment”), Ashish H. Pant (“Pant”), Rajiv A. Patel (“Patel”), Derek C. Schrier (“Schrier”), Andrew J. M. Spokes (“Spokes”), Thomas F. Steyer (“Steyer”) and Mark C. Wehrly (“Wehrly”). Duhamel, Fried, Landry, MacMahon, Mellin, Millham, Moment, Pant, Patel, Schrier, Spokes, Steyer and Wehrly are together referred to in this footnote as the “Farallon Individual Reporting Persons.” The shares reported hereby for the Farallon Funds are owned directly by the Farallon Funds and those reported by the Management Company on behalf of the Managed Account are owned directly by the Managed Account. The Farallon General Partner, as general partner to the Farallon Funds, may be deemed to be the beneficial owner of all such shares owned by the Farallon Funds. The Management Company, as investment adviser to the Managed Account, may be deemed to be the beneficial owner of all such shares owned by the Managed Account. The Farallon Individual Reporting Persons, as managing members of both the Farallon General Partner and the Management Company with the power to exercise investment discretion, may each be deemed to be the beneficial owner of all such shares owned by the Farallon Funds and the Managed Account. Each of the Management Company, the Farallon General Partner and the Farallon Individual Reporting Persons hereby disclaims any beneficial ownership of any such Shares. The reporting persons making the Schedule 13G/A filing hold an aggregate of 4,970,375 shares. However, beneficial ownership of shares, which includes shares of Common Stock of each reporting person is as follows: (i) FCP is the beneficial owner of 830,361 shares and has the shared power to vote and dispose of such shares, (ii) FCIP is the beneficial owner of 683,014 shares and has the shared power to vote and dispose of such shares, (iii) FCIP-II is the beneficial owner of 68,788 shares and has the shared power to vote and dispose of such shares, (iv) FCIP-III is the beneficial owner of 58,675 shares and has the shared power to vote and dispose of such shares, (v) Tinicum is the beneficial owner of 27,679 shares and has the shared power to vote and dispose of such shares, (vi) FCOI-II is the beneficial owner of 1,037,947 shares and has the power to vote and dispose of such shares; (vii) Management Company is the beneficial owner of 2,263,911 shares and has the shared power to vote and dispose of such shares, (viii) General Partner is the beneficial owner of 2,706,464 shares and has the shared power to vote and dispose of such shares and (ix) each of the Individual Reporting Persons may be deemed to be the beneficial owner of 4,970,375 shares and has the shared power to vote and dispose of such shares.

(5)

The address of the Burton partnerships is 560 Pine Drive, P.O. Box 4643, Jackson WY 83001-4643. Includes 2,313,557 shares of common stock held by The Burton Partnership (QP), Limited Partnership of which Mr. Burton is the sole general partner; and 771,182 shares of common stock held by The Burton Partnership, Limited Partnership of which Mr. Burton is the general partner.

(6)	Includes 6,630 shares of common stock issuable under options that are currently exercisable or will become exercisable within 60 days of February 29, 2008.
(7)

The address of Mr. Burton and Snake River Partners is 614 West Bay Street, Tampa, Florida 33606. Includes 2,313,557 shares of common stock held by The Burton Partnership (QP), Limited Partnership of which Mr. Burton is the sole general partner; and 771,182 shares of common stock held by The Burton Partnership, Limited Partnership of which Mr. Burton is the general partner; and 4,442 shares of common stock held by Snake River Partners of which Mr. Burton is a general partner; and 59,279 shares of common stock held by Mr. Burton. Also includes 6,630 shares issuable under options that are currently exercisable or will become exercisable within 60 days of February 29, 2008.

(8)	The address of Mr. Davis is 5 Canoe Drive, Livingston, New Jersey 07039.
(9)	Includes 8,574 shares of common stock issuable under options that are currently exercisable or will become exercisable within 60 days of February 29, 2008.
(10)	Includes 691,885 shares of common stock issuable under options that are currently exercisable or will become exercisable within 60 days of February 29, 2008.
(11)

Includes 18,135 shares of common stock held by The Campbell B. Lanier, Jr. Irrevocable Life Insurance Trust, of which Mr. Lanier is trustee; 147,285 shares of common stock held by the Lanier Family Foundation, of which Mr. Lanier is co-trustee; and 138,177 shares of common stock held by the Charitable Remainder Education Trust III. Also includes 17,967 shares issuable under options that are currently exercisable or will become exercisable within 60 days of February 29, 2008.

(12)

Includes 1,308 shares of common stock held by The Martha J. Scott, Trustee FBO Mary Martha Scott U/A 6/26/91 Trust, of which Mr. Scott’s wife is trustee; 22,471 shares of common stock held by the Melissa H. Lanier 1997 GST Trust, of which Mr. Scott is trustee; 25,050 shares of common stock held by The Campbell B. Lanier, III Charitable Remainder Trust, of which Mr. Scott is trustee; and 388 shares of common stock held by Martha Jernigan Scott. Also includes 13,256 shares issuable under option that are currently exercisable or will become exercisable within 60 days of February 29, 2008s.

(13)	Includes 59,999 shares of common stock issuable under options that are currently exercisable or will become exercisable within 60 days of February 29, 2008.
(14)	Includes 57,875 shares of common stock issuable under options that are currently exercisable or will become exercisable within 60 days of February 29, 2008.
(15)	Includes 92,112 shares of common stock issuable under options that are currently exercisable or will become exercisable within 60 days of February 29, 2008.
(16)	Includes 77,384 shares of common stock issuable under options that are currently exercisable or will become exercisable within 60 days of February 29, 2008.

TRANSACTIONS WITH RELATED PERSONS

The Company recognizes that transactions between the Company and any of its directors, executive officers and significant stockholders can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its stockholders. Therefore, as a general matter and in accordance with the Standards of Conduct and Ethics for Employees, Officers and Directors of Knology, Inc., it is the Company’s preference to avoid such transactions. Nevertheless, the Company recognizes that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of the Company. Therefore, in accordance with the requirements of the Nasdaq Global Market, the Company’s audit committee will review all transactions in which the Company is or will be a participant and the amount involved exceeds $120,000 if a related person has a direct or indirect material interest in such transaction. The audit committee will only approve such related person transactions if the transactions are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the audit committee determines in good faith. In the fiscal year ended December 31, 2007, there were no transactions with related persons that exceeded $120,000.

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee of our board of directors has selected BDO Seidman, LLP (“BDO”) as independent registered public accounting firm for the fiscal year ending December 31, 2007 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting. Representatives of BDO are expected to be present at the annual meeting, and will have an opportunity to make a statement if they desire to do so and will be available to answer questions from stockholders.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of BDO as our independent registered public accounting firm. However, the board of directors is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of BDO.

The board of directors recommends that you vote FOR the ratification of BDO Seidman, LLP as Knology’s independent registered accounting firm for the fiscal year ending December 31, 2007.

Change in Independent Accountants

Deloitte & Touche LLP (“Deloitte”) served as our independent registered public accounting firm for the fiscal year ended December 31, 2005. On May 23, 2006, the audit committee of our board of directors dismissed Deloitte as the Company’s independent registered public accounting firm and appointed BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006, subject to completion of BDO’s client acceptance procedures. The decision to change independent public registered accounting firms was approved by the audit committee after a review of the Company’s auditing requirements and the costs thereof in light of changes resulting from the Sarbanes-Oxley Act. The audit committee determined to engage BDO to better manage these costs while maintaining high quality service.

Deloitte’s reports on the Company’s financial statements for the fiscal years ended December 31, 2004 and December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Company’s two fiscal years ended December 31, 2004 and December 31, 2005 and the interim period from January 1, 2006 through May 23, 2006, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in its reports on the financial statements for such periods. During the Company’s fiscal years ended December 31, 2004 and December 31, 2005 and the interim period from January 1, 2006 through May 23, 2006, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Deloitte with a copy of the above statements and requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the above statements and, if not, stating the respects in which it did not agree. A copy of Deloitte’s response letter dated May 23, 2006 was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 30, 2006.

The Company had not consulted with BDO during its two most recent fiscal years or during any subsequent interim period prior to its appointment as auditor regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Fees Paid to Independent Accountants

The following table reflects the fees paid or accrued by us for the audit and other services provided by Deloitte for fiscal year 2006 until its dismissal and by BDO for fiscal years 2006 and 2007.

	BDO		Deloitte
	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007
Audit Fees	$351,161	$315,0443	$55,974	—
Audit-Related Fees(1)	65,000	52,290	41,250	—
Tax Fees(2)	18,110	15,199	4,170	—
All Other Fees(3)	—	—	27,000	—

Total Fees	$434,271	$382,532	$128,394	—

(1)	These fees relate primarily to due diligence pertaining to acquisitions, audits of employee benefit plans and accounting consultation for transactions.
(2)	These fees relate to tax compliance, tax advice, tax planning and tax consultation for transactions.
(3)	The fees relate to services for consultations, comfort letters and consents related to Securities and Exchange Commission registration statements and special transactions.

The audit committee is responsible for appointing, setting compensation and overseeing the work performed by the independent accountants. The audit committee has adopted policies and procedures regarding the pre-approval of all audit and permissible non-audit services provided by the independent accountants. Pre-approval is obtained either in advance of the engagement of the independent accountants or pursuant to a pre-approval policy adopted by the audit committee. Projects are approved at the quarterly meetings of the audit committee. If a project requiring pre-approval arises between meetings, the audit committee has delegated authority to the audit committee chairman to provide the required pre-approval. However, such pre-approval must be presented to the entire audit committee at its next meeting. All of the services described in the footnotes to the table above were approved by the audit committee pursuant to the audit committee charter and pre-approval policy. The audit committee receives a quarterly schedule of all projects and related billings currently underway with the independent accountants. The audit committee also monitors the Securities and Exchange Commission’s and the Nasdaq Global Market’s requirements and modifies their pre-approval process, policies and procedures as needed.

The audit committee has considered whether the provision of non-audit services by the independent accountants to us is compatible with maintaining auditors’ independence.

OTHER INFORMATION

Stockholder Proposals for the 2009 Annual Meeting

We plan to hold our 2009 annual meeting of stockholders in the second quarter of 2009. Any stockholder desiring to submit a proposal for action at our 2009 annual meeting of stockholders for inclusion in our proxy statement with respect to such meeting, should mail such proposal by certified mail return receipt requested to Knology, Inc., 1241 O.G. Skinner Drive, West Point, Georgia 31833, Attention: Chad S. Wachter, Vice President and General Counsel. All such proposals must be received by us in writing by December 1, 2008.

Our bylaws also require that any stockholder wishing to make one or more proposals for nominations of persons to the board of directors must submit such notice to our Secretary no less than: (1) 60 days prior to a meeting of stockholders to elect such directors, or (2) if less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, 15 days following the day on which such notice of the meeting was mailed or public disclosure was made. Any stockholder desiring to submit a proposal for action at our 2008 annual meeting of stockholders, other than nominations of persons to the board of directors, must submit such notice to our Secretary in writing by February 14, 2009.

In addition, the proxy solicited by the board of directors for the 2009 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we are provided with notice of such proposal in writing by February 14, 2009.

Communications to the board of directors, or to individual directors, may be sent to Knology, Inc., 1241 O.G. Skinner Drive, West Point, Georgia 31833, Attention: Chad S. Wachter, Corporate Secretary, to be forwarded as indicated.

Annual Reports and Exhibits

Our Annual Report on Form 10-K for the year ended December 31, 2007 is enclosed with this proxy statement. The Annual Report on Form 10-K for the year ended December 31, 2007 is not to be considered proxy-soliciting material except to the extent expressly incorporated by reference in this proxy statement.

Upon receipt of a written request, we will furnish to any stockholder without charge a copy of our Annual Report on Form 10-K for the year ended December 31, 2007, without the accompanying exhibits. A list of exhibits is included in the Form 10-K and exhibits are available from us upon the payment to us of the costs of furnishing them. Such written request should be directed to: Knology, Inc., 1241 O. G. Skinner Drive, West Point, Georgia 31833, Attention: Chad S. Wachter, Corporate Secretary.

Appendix A

KNOLOGY, INC.

2008 INCENTIVE PLAN

KNOLOGY, INC.

2008 INCENTIVE PLAN

ARTICLE 1	PURPOSE	A-1

1.1	General	A-1

ARTICLE 2	DEFINITIONS	A-1

2.1	Definitions	A-1

ARTICLE 3	EFFECTIVE TERM OF PLAN	A-5

3.1	Effective Date	A-5

3.2	Term of Plan	A-5

ARTICLE 4	ADMINISTRATION	A-5

4.1	Committee	A-5

4.2	Actions and Interpretations by the Committee	A-6

4.3	Authority of Committee	A-6

4.4	Award Certificates	A-7

ARTICLE 5	SHARES SUBJECT TO THE PLAN	A-7

5.1	Number of Shares	A-7

5.2	Share Counting	A-7

5.3	Stock Distributed	A-7

5.4	Limitation on Individual Awards	A-8

5.5	Minimum Vesting Requirements	A-8

ARTICLE 6	ELIGIBILITY	A-8

6.1	General	A-8

ARTICLE 7	STOCK OPTIONS	A-8

7.1	General	A-8

7.2	Incentive Stock Options	A-9

ARTICLE 8	STOCK APPRECIATION RIGHTS	A-9

8.1	Grant of Stock Appreciation Rights	A-9

ARTICLE 9	PERFORMANCE AWARDS	A-9

9.1	Grant of Performance Awards	A-9

9.2	Performance Goals	A-10

ARTICLE 10	RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS	A-10

10.1	Grant of Restricted Stock, Restricted Stock Units and Deferred Stock Units	A-10

10.2	Issuance and Restrictions	A-10

10.3	Forfeiture	A-10

10.4	Delivery of Restricted Stock	A-11

ARTICLE 11	QUALIFIED STOCK-BASED AWARDS	A-11

11.1	Options and Stock Appreciation Rights	A-11

11.2	Other Awards	A-11

11.3	Performance Goals	A-11

11.4	Inclusions and Exclusions from Performance Criteria	A-12

11.5	Certification of Performance Goals	A-12

11.6	Award Limits	A-12

ARTICLE 12	DIVIDEND EQUIVALENTS	A-12

12.1	Grant of Dividend Equivalents	A-12

ARTICLE 13	STOCK OR OTHER STOCK-BASED AWARDS	A-13

13.1	Grant of Stock or Other Stock-Based Awards	A-13

ARTICLE 14	PROVISIONS APPLICABLE TO AWARDS	A-13

14.1	Term of Awards	A-13

14.2	Form of Payment for Awards	A-13

14.3	Limits on Transfer	A-13

14.4	Beneficiaries	A-13

14.5	Stock Trading Restrictions	A-13

14.6	Acceleration upon Death or Disability	A-14

14.7	Effect of a Change in Control	A-14

14.8	Acceleration for Other Reasons	A-15

14.9	Termination of Employment	A-15

14.10	Substitute Awards	A-15

ARTICLE 15	CHANGES IN CAPITAL STRUCTURE	A-16

15.1	Mandatory Adjustments	A-16

15.2	Discretionary Adjustments	A-16

15.3	General	A-16

ARTICLE 16	AMENDMENT, MODIFICATION AND TERMINATION	A-16

16.1	Amendment, Modification and Termination	A-16

16.2	Awards Previously Granted	A-17

16.3	Compliance Amendments	A-17

ARTICLE 17	GENERAL PROVISIONS	A-17

17.1	No Rights to Awards; Non-Uniform Determinations	A-17

17.2	No Shareholder Rights	A-17

17.3	Withholding	A-17

17.4	Special Provisions Related to Section 409A of the Code	A-18

17.5	No Right to Continued Service	A-19

17.6	Unfunded Status of Awards	A-19

17.7	Relationship to Other Benefits	A-19

17.8	Expenses	A-19

17.9	Titles and Headings	A-19

17.10	Gender and Number	A-19

17.11	Fractional Shares	A-19

17.12	Government and Other Regulations	A-19

17.13	Governing Law	A-20

17.14	Additional Provisions	A-20

17.15	No Limitations on Rights of Company	A-20

17.16	Indemnification	A-20

KNOLOGY, INC.

2008 INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1. GENERAL. The purpose of the Knology, Inc. 2008 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Knology, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(f) “Change in Control” means and includes the occurrence of any one of the following events:

(i) individuals who, at the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) any person becomes a “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control of the Company by virtue of any of the following acquisitions: (A) any acquisition by a person who is on the Effective Date the beneficial owner of 25% or more of the outstanding Company Voting Securities, (B) an acquisition by the Company which reduces the number of Company Voting Securities outstanding and thereby results in any person acquiring beneficial ownership of more than 25% of the outstanding Company Voting Securities; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Parent or Subsidiary, (D) an acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities, or (E) an acquisition pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets to an entity that is not an affiliate of the Company (a “Sale”), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power of (x) the corporation resulting from such Reorganization or the corporation which has acquired all or substantially all of the assets of the Company (in either case, the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by the Company Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than (x) the Company, the Surviving Corporation or the Parent Corporation, (y) any employee benefit plan (or related trust) sponsored or maintained by the Company, the Surviving Corporation or the Parent Corporation, or (z) a person who immediately prior to the Reorganization or Sale was the beneficial owner of 25% or more of the outstanding Company Voting Securities) is the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and (C) at least a majority of the members of the board of directors of the Parent

Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”).

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and includes a reference to the underlying final regulations.

(h) “Committee” means the committee of the Board described in Article 4.

(i) “Company” means Knology, Inc., a Delaware corporation, or any successor corporation.

(j) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(k) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(l) “Deferred Stock Unit” means a right granted to a Participant under Article 10 to receive Shares of Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections, which right may be subject to certain restrictions but is not subject to risk of forfeiture.

(m) “Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(n) “Dividend Equivalent” means a right granted to a Participant under Article 12.

(o) “Effective Date” has the meaning assigned such term in Section 3.1.

(p) “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

(q) “Exchange” means the Nasdaq Stock Market or any national securities exchange on which the Stock may from time to time be listed or traded.

(r) “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(s) “Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(t) “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, severance or similar agreement, if any, between a Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in any such document, the term “Good Reason” as used herein shall not apply to a particular Award.

(u) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(v) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(w) “Independent Directors” means those members of the Board of Directors who qualify at any given time as “independent” directors under Nasdaq Marketplace Rule 4200, “non-employee” directors under Rule 16b-3 of the 1934 Act, and “outside” directors under Section 162(m) of the Code.

(x) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(y) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(z) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(aa) “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(bb) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(cc) “Participant” means a person who, as an employee, officer, director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(dd) “Performance Award” means any award granted under the Plan pursuant to Article 9.

(ee) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ff) “Plan” means the Knology, Inc. 2008 Incentive Plan, as amended from time to time.

(gg) “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(hh) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(ii) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(jj) “Restricted Stock Unit Award” means the right granted to a Participant under Article 10 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(kk) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(ll) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 15.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 15.1.

(mm) “Stock” means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(nn) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(oo) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(pp) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(qq) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by both the Board and the shareholders of the Company (the “Effective Date”).

3.2. TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date unless earlier terminated as provided herein. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of this Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent

Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation and Stock Option Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3. AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 and 4.5 hereof, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 14;

(g) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(h) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(i) Decide all other matters that must be determined in connection with an Award;

(j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(l) Amend the Plan or any Award Certificate as provided herein; and

(m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

Notwithstanding the above, the Board or the Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who are also officers of the Company, the authority, within specified parameters, to (i) designate officers, employees and/or consultants of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.4. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 3,750,000. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 3,750,000 and the maximum number of Full Value Awards that can be granted under the 2008 Plan is 1,500,000.

5.2. SHARE COUNTING.

(a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.

(c) To the extent that the full number of Shares subject to an Award other than an Option or SAR is not issued for any reason, including by reason of failure to achieve maximum performance goals, only the number of Shares issued and delivered shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(d) Substitute Awards granted pursuant to Section 14.10 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON INDIVIDUAL AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1):

(a) Options. The maximum aggregate number of Shares subject to Options granted under the Plan in any 12-month period to any one Participant shall be 300,000.

(b) SARs. The maximum number of Shares subject to Stock Appreciation Rights granted under the Plan in any 12-month period to any one Participant shall be 300,000.

(c) Restricted Stock. The maximum aggregate number of Shares underlying of Awards of Restricted Stock under the Plan in any 12-month period to any one Participant shall be 300,000.

(d) Restricted Stock Units and Deferred Stock Units. The maximum aggregate number of Shares underlying of Awards of Restricted Stock Units and Deferred Stock Units under the Plan in any 12-month period to any one Participant shall be 300,000.

(e) Other Stock-Based Awards. The maximum aggregate grant with respect to Other Stock-Based Awards under the Plan in any 12-month period to any one Participant shall be 300,000 Shares.

(f) Cash-Based Awards. The maximum aggregate amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company shall be $3,000,000.

5.5. MINIMUM VESTING REQUIREMENTS. Except in the case of substitute Awards granted pursuant to Section 14.10 or Awards granted as an inducement to join the Company or an Affiliate as a new employee to replace forfeited awards from a former employer, Full-Value Awards granted under the Plan to an employee, officer or consultant shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Full Value Awards in the event of the Participant’s death, Disability, or Retirement, or the occurrence of a Change in Control.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted to only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.10) shall not be less than the Fair Market Value as of the Grant Date.

(b) PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, the exercise price of an Option may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.

(c) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(e) EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the Grant Date.

(f) NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

7.2. INCENTIVE STOCK OPTIONS . The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. If all of the requirements of Section 422 of the Code are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The base price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b) PROHIBITION ON REPRICING. Except as otherwise provided in Article 15, the base price of a Stock Appreciation Right may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company.

(c) EXERCISE TERM. In no event may any Stock Appreciation Right be exercisable for more than ten years from the Grant Date.

(d) NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e) OTHER TERMS. All Stock Appreciation Rights shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

ARTICLE 9

PERFORMANCE AWARDS

9.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, on such terms and conditions as may be selected by the Committee. The

Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

9.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 10

RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS

10.1. GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a shareholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units or Deferred Stock Units. Unless otherwise provided in the applicable Award Certificate, Awards of Restricted Stock will be entitled to full dividend rights and any dividends paid thereon will be paid or distributed to the holder no later than the end of the calendar year in which the dividends are paid to shareholders or, if later, the 15th day of the third month following the date the dividends are paid to shareholders.

10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

10.4. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 11

QUALIFIED PERFORMANCE-BASED AWARDS

11.1. OPTIONS AND STOCK APPRECIATION RIGHTS. The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

11.2. OTHER AWARDS. When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

—Earnings per share

—EBITDA (earnings before interest, taxes, depreciation and amortization)

—EBIT (earnings before interest and taxes)

—Economic profit

—Cash flow

—Sales growth

—Net profit before tax

—Gross profit

—Operating income or profit

—Return on equity

—Return on assets

—Return on capital

—Changes in working capital

—Stockholder return

—Number of customer connections

—Average revenue per unit

—Operating expense per connection

—Capital expenditure per net additional connection

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to an established or specially-created performance index of Company competitors or peers. Any member of an index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

11.3. PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

11.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may provide in any Qualified Performance-Based Award that any evaluation of performance will include or exclude any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5. CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

11.6. AWARD LIMITS. Section 5.4 sets forth (i) the maximum number of Shares that may be granted in any one-year period to a Participant in designated forms of stock-based Awards, and (ii) the maximum aggregate dollar amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company.

ARTICLE 12

DIVIDEND EQUIVALENTS

12.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants with respect to Full Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to a Full Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested. Unless otherwise provided in the applicable Award Certificate, Dividend Equivalents will be paid or distributed no later than the 15th day of the 3rd month following the later of (i) the calendar year in which the corresponding dividends were paid to shareholders, or (ii) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture.

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or a Stock Appreciation Right exceed a period of ten years from its Grant Date.

14.2. FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee

14.3. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.4. BENEFICIARIES. Notwithstanding Section 14.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death by filing a beneficiary designation form, in such form as determined by the Committee, with the Company. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made in accordance with applicable law. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed.

14.5. STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.6. ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the termination of a person’s Continuous Status as a Participant by reason of death or Disability:

(i) all of that Participant’s outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, and shall thereafter remain exercisable for a period of one (1) year or until the earlier expiration of the original term of the Option or SAR;

(ii) all time-based vesting restrictions on that Participant’s outstanding Awards shall lapse as of the date of termination; and

(iii) the payout opportunities attainable under all of that Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination as follows:

(A) if the date of termination occurs during the first half of the applicable performance period, all relevant performance goals will be deemed to have been achieved at the “target” level, and

(B) if the date of termination occurs during the second half of the applicable performance period, the actual level of achievement of all relevant performance goals against target will be measured as of the end of the calendar quarter immediately preceding the date of termination, and

(C) in either such case, there shall be a prorata payout to the Participant or his or her estate within sixty (60) days following the date of termination (unless a later date is required by Section 17.4 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination.

Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

[14.7. EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 14.7 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

(a) Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all outstanding performance-based Awards shall be deemed to have been fully earned as of the date of the Change in Control based upon an assumed achievement of all relevant performance goals at the “target” level and, subject to Section 17.4, there shall be a pro rata payout to Participants within sixty (60) days following the date of termination (unless a later date is required by Section 17.4 hereof) based upon the length of time within the performance period that has elapsed prior to the date of the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or (subject to the following sentence) the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all of such Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level and there shall be a pro rata payout to the Participant or his or her estate within sixty (60) days following the date of termination (unless a later date is required by Section 17.4 hereof) based upon the length of time within the performance period that has elapsed prior to the date of termination. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.]

[Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the occurrence of a Change in Control, (i) all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, and (ii) all time-based vesting restrictions on outstanding Awards shall lapse. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the occurrence of a Change in Control, the target payout opportunities attainable under all outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon an assumed achievement of all relevant performance goals at the “target” level and there shall be a prorata payout to Participants within thirty (30) days following the effective date of the Change in Control based upon the length of time within the performance period that has elapsed prior to the Change in Control.]

14.8. ACCELERATION FOR OTHER REASONS. Regardless of whether an event has occurred as described in Section 14.6 or 14.7 above, and subject to Section 11.3 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon termination of service of a Participant, or the occurrence of a Change in Control, all or a portion of such Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.8.

14.9. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

14.10. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1. MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

15.2 DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

15.3 GENERAL. Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

16.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of an Option or SAR may not be extended without the prior approval of the shareholders of the Company;

(c) Except as otherwise provided in Article 15, the exercise price of an Option or SAR may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3. COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 17

GENERAL PROVISIONS

17.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

17.2. NO SHAREHOLDER RIGHTS. No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy tax obligations in excess of the minimum tax withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid the recognition of an expense under generally accepted accounting principles. The Company shall have the authority to require a Participant to remit cash to the Company in lieu of the surrender of Shares for taxes if the surrender of Shares for such purpose would result in the Company’s recognition of expense under generally accepted accounting principles. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

17.4. SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a) Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition), or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the Award Certificate that is permissible under Section 409A.

(b) If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the Committee or the Head of Human Resources) shall determine which Awards or portions thereof will be subject to such exemptions.

(c) Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i) if the payment or distribution is payable in a lump sum, the Participant’s right to receive payment or distribution of such non-exempt deferred compensation will be delayed until the earlier of the Participant’s death or the first day of the seventh month following the Participant’s separation from service; and

(ii) if the payment or distribution is payable over time, the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated and the Participant’s right to receive payment or distribution of such accumulated amount will be delayed until the earlier of the Participant’s death or the first day of the seventh month following the Participant’s separation from service, whereupon the accumulated amount will be paid or distributed to the Participant and the normal payment or distribution schedule for any remaining payments or distributions will resume.

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder, provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

(d) Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

17.5. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

17.6. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to ERISA.

17.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

17.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.11. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.12. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

17.14. ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

17.15. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

17.16. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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The foregoing is hereby acknowledged as being the Knology, Inc. 2008 Incentive Plan as adopted by the Board on March 28, 2008 and by the shareholders on                         , 2008.

KNOLOGY, INC.

By:

Its:

ANNUAL MEETING OF STOCKHOLDERS OF

KNOLOGY, INC.

May 7, 2008

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided

20330300000000000000 3 050708

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR” PROPOSALS 1, 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Directors: On the proposal to elect the following Class III directors to serve for the term indicated and until their successors are duly elected and qualified.

NOMINEES:

FOR ALL NOMINEES

Rodger L. Johnson

Campbell B. Lanier, III

WITHHOLD AUTHORITY

Eugene l. Davis

FOR ALL EXCEPT

(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here

FOR

AGAINST

ABSTAIN

2. APPROVAL OF THE KNOLOGY, INC. 2008 LONG TERM INCENTIVE PLAN :

3. RATIFICATION OF BDO SEIDMAN, LLP AS KNOLOGY’S INDEPENDENT REGISTERED ACCOUNT FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

4. OTHER MATTERS: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The undersigned acknowledges receipt of the notice of the annual meeting of stockholders and of the accompanying proxy statement and revokes any proxy heretofore given with respect to such meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder

Date

Signature of Stockholder

Date

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

KNOLOGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Rodger L. Johnson and M. Todd Holt or either of them in case the other is unable or unwilling to act, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Knology, Inc. held of record by the undersigned on March 12, 2008, at the 2008 Annual Meeting of Stockholders to be held on May 7, 2008 or any adjournments or postponements thereof.

The undersigned acknowledges receipt of the notice of the annual meeting of stockholders and of the accompanying proxy statement and revokes any proxy heretofore given with respect to such meeting.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. lf no direction is made, this proxy will be voted for Proposal 1, Proposal 2 and Proposal 3 and in the discretion of the proxy holder on any other matter that may properly come before the meeting and adjournment or postponement thereof.

(Continued and to be signed on the reverse side.)

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